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                                                                    EXHIBIT 23.2


                                    CONSENT

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 10, 1996, appearing on page
F-1 of A.D.A.M. Software, Inc.'s Annual Report on Form 10-K for the year ended March 31, 1996. We also consent to the reference to us under the heading "Experts" in this Registration Statement.

                                             PRICE WATERHOUSE LLP
July 8, 1996
Atlanta, Georgia




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